UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 11, 2009

BRUKER CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-30833	04-3110160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Manning Road
Billerica, MA 01821
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (978) 663-3660

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 of the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Item 7.01               Regulation FD Disclosure.

On September 11, 2009, management of Bruker Corporation (the “Company”) will present at the Thomas Weisel Partners Healthcare Conference 2009 in Boston.  The presentation materials, a copy of which are attached hereto as Exhibit 99.1, include slides containing certain previously non-public information and updates relating to the anticipated timing and effects of global stimulus programs on Bruker, the Company’s financial goals for 2009, the preliminary outlook of the Bruker Scientific Instruments (BSI) segment for 2010, and medium- as well as longer-term margin goals of the BSI segment.

The slides attached to this Current Report on Form 8-K as Exhibit 99.1 are also posted on the Company’s investor relations website at http://ir.bruker.com.

The information in this Current Report on Form 8-K, including exhibits attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being incorporated by reference therein.

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No. 99.1                     September 11, 2009 Thomas Weisel Partners Healthcare Conference 2009 Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUKER CORPORATION (Registrant)

Date: September 11, 2009	By:	/s/Frank H. Laukien
Frank H. Laukien, Ph.D. Chief Executive Officer and President